SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of report (Date of earliest event reported):
                             September 9, 1999

                     THE FIRST NATIONAL BANK OF ATLANTA
           (Originator of the Wachovia Credit Card Master Trust)
             (Exact Name of Registrant as Specified in Charter)


                     WACHOVIA CREDIT CARD MASTER TRUST
                          (Issuer of Certificates)
             (Exact Name of Registrant as Specified in Charter)


UNITED STATES              33-95714              22-2716130
UNITED STATES              33-99442              22-2716130
UNITED STATES              333-79453             22-2716130
(State or Other           (Commission            (I.R.S. Employer
Jurisdiction of           File Number)           Identification No.)
Incorporation)


                               77 Read's Way
                        New Castle Corporate Commons
                         New Castle, Delaware 19720
                  (Address of Principal Executive Offices)


     Registrant's telephone number, including area code: (302) 323-2395

ITEM 5.  OTHER EVENTS


On September 9, 1999, The First National Bank of Atlanta, Credit Suisse First Boston Corporation and Wachovia Securities, Inc. entered into an underwriting agreement, pursuant to which The First National Bank of Atlanta duly authorized Credit Suisse First Boston Corporation and Wachovia Securities, Inc. (as representatives of the several underwriters) to issue and sell $432,500,000 in principal amount of Class A Floating Rate Asset Backed Certificates, Series 1999-2 and $30,000,000 in principal amount of Class B Floating Rate Asset Backed Certificates, Series 1999-2 of Wachovia Credit Card Master Trust.


On September 21, 1999, The First National Bank of Atlanta, as transferor and servicer, and The Bank of New York (Delaware), as trustee, executed and delivered the Series 1999-2 Supplement to the Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 1999.


On September 21, 1999, Wachovia Bank, N.A. and The Bank of New York (Delaware), as trustee, received the requested tax opinion from legal counsel concerning the Class A Floating Rate Asset Backed Certificates, Series 1999-2, the Class B Floating Rate Asset Backed Certificate, Series 1999-2, and the Wachovia Credit Card Master Trust.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

            4.1 Underwriting Agreement, dated as of September 9, 1999, between The First National Bank of Atlanta, and Credit Suisse First Boston Corporation and Wachovia Securities, Inc. as representatives of the several underwriters.

            4.2 Series 1999-2 Supplement, dated as of September 21, 1999, to the Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 1999, between The First National Bank of Atlanta, as transferor and servicer, and The Bank of New York (Delaware), as trustee.

            4.3 Tax Opinion of legal counsel, dated as of September 21, 1999, concerning the Class A Floating Rate Asset Backed Certificates, Series 1999-2, the Class B Floating Rate Asset Backed Certificate, Series 1999-2, and the Wachovia Credit Card Master Trust.




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        THE FIRST NATIONAL BANK OF ATLANTA
                        _______________________________________________
                        (Originator of the Wachovia Credit Card Master Trust)
                                         (Registrant)




Dated:  September 21, 1999    By:  /s/ Donald K. Truslow
                                   ________________________
                              Name:   Donald K. Truslow
                              Title:  Controller